UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
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         Date of Report (Date of earliest event reported): June 30, 2006

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                           Utilities HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

            DELAWARE                             001-15963              13-5674085
 (State or other jurisdiction of          Commission File Number       (I.R.S. Employer
         incorporation)                                                Identification No.)
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                                              250 Vesey Street
                                          New York, New York 10281
                          (Address of principal executive offices and zip code)

                                        (212) 449-1000 (Registrant's
                                   telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

Effective April 1, 2006, Duke Energy Corporation (NYSE ticker "DUK"), an underlying constituent of the Utilities HOLDRS Trust, changed its name to Duke Energy Corporation (New Holding Company). Effective April 3, 2006, creations of Utilities HOLDRS Trust require a deposit of 30 shares of Duke Energy Corporation (New Holding Company) per round lot of 100 Utilities HOLDRS.

Item 9.01     Financial Statements, Pro Forma Financial Information and Exhibits

              (c)     Exhibits

                      99.1 Utilities HOLDRS Trust Prospectus Supplement dated June 30, 2006 to Prospectus dated February 17, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MERRILL LYNCH, PIERCE, FENNER &
                                                SMITH INCORPORATED



Date:  August 10, 2006                        By:  /s/ Satyanarayan R. Chada
                                                  ---------------------------
                                                  Name:    Satyanarayan R. Chada
                                                  Title:   First Vice President

                                  EXHIBIT INDEX

Number and Description of Exhibit
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(99.1) Utilities HOLDRS Trust Prospectus Supplement dated June 30, 2006 to Prospectus dated February 17, 2006.